                          Preliminary
                   Marketing Memorandum for:

                         $[115,000,000]

                    UCFC Funding Corporation
                          (Depositor)

    Manufactured Housing Contract Pass-Through Certificates,
                         Series 1996-1







The information included herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the transaction, and not by or as agent for UCFC Funding Corporation or any of its affiliates (collectively, the "Depositor"). The Depositor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Depositor. PSI makes no representations as to the accuracy of such information provided by the Depositor. All opinions and conclusions in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

                           UCFC Funding Corporation
     Manufactured Housing Contract Pass-Through Certificates Series 1996-1


Title of Certificates:  Manufactured Housing Contract Pass-Through Certificates,
                        Series 1996-1

Offered Certificates:   The Class A-1, Class A-2, Class A-3, Class A-4, Class
                        A-5 and Class A-6 Certificates (collectively, the
                        "Senior Certificates"), the Class M and the Class B-1
                        Certificates.

Depositor:              UCFC Funding Corporation, a Louisiana corporation.

Servicer:               United Companies Lending Corporation, a Louisiana
                        corporation, an indirect, wholly-owned subsidiary of United Companies Financial Corporation.

Trustee:                The First National Bank of Chicago

Sole Manager:           Prudential Securities Incorporated


                Class      Class      Class      Class      Class      Class      Class      Class     | *Class
                  A1         A2         A3         A4         A5         A6          M         B1      |    B2
                                                                                                       |
Amount(000):   22,688     23,362     13,108     10,160     10,198     10,759     10,350      8,050     |  6,325
                                                                                                       |
**Coupon:       6.400      6.750      7.050      7.350      7.575      8.020      7.900      8.000     |    n/a
                                                                                                       |
Approx. Price:  99-31      99-31+     99-31+     99-31+     99-28      99-31+     99-28+    99-30+     |    n/a
                                                                                                       |
Yield:           6.26       6.76       7.09       7.42       7.67       8.12       8.00      8.09      |    n/a
                                                                                                       |
Spread:          45          46          59         73         92        137        125       140      |    n/a
                                                                                                       |
Avg Life:       [1.05]     [3.05]     [5.00]     [7.35]    [10.50]    [16.28]    [10.57]    [7.36]     |    n/a
                                                                                                       |
Avg Life:       [1.05]     [3.05]     [5.00]     [7.35]    [10.50]    [14.50]    [10.05]    [7.36]     |    n/a
To Call                                                                                                |
                                                                                                       |
1st Pmt:    [10/15/96] [10/15/98] [12/15/00] [11/15/02]  [6/15/05]  [5/15/09]  [10/15/01] [10/15/01]   |    n/a
                                                                                                       |
Exp Mat:    [10/15/98] [12/15/00] [11/15/02]  [6/15/05]  [5/15/09]  [3/15/18]   [3/15/18]  [1/15/07]   |    n/a
                                                                                                       |
To 10% Call: [10/15/98] [12/15/00] [11/15/02] [6/15/05]  [5/15/09]  [9/15/11]   [9/15/11]  [1/15/07]   |    n/a
                                                                                                       |
Final Mat:    [7/15/04]  [8/15/09]  [5/15/13] [3/15/16]  [4/15/20] [01/15/28]  [01/15/28]  [3/15/17]   |    n/a
                                                                                                       |
Settlement:   [9/30/96]  [9/30/96]  [9/30/96] [9/30/96]  [9/30/96]  [9/30/96]   [9/30/96]  [9/30/96]   |    n/a

                                                                                                       |
Pymt Delay:    14 Days    14 Days    14 Days   14 Days    14 Days    14 Days    14 Days    14 days     |    n/a
                                                                                                       |
Dated Date:    09/1/96    09/1/96    09/1/96    09/1/96   09/1/96    09/1/96    09/1/96    09/1/96     |    n/a
                                                                                                       |
Int. Pymt:     Monthly    Monthly    Monthly    Monthly   Monthly    Monthly    Monthly    Monthly     |    n/a
                                                                                                       |
1st Pymt Date: 10/15/96   10/15/96   10/15/96   10/15/96  10/15/96  10/15/96   10/15/96   10/15/96     |    n/a
                                                                                                       |
Rating:         Aaa/AAA    Aaa/AAA    Aaa/AAA    Aaa/AAA   Aaa/AAA   Aaa/AAA    Aa3/AA-   Baa2/BBB     |  Ba2/BB
(Moody's/Fitch)


*   NOTE:  THE CLASS B-2 CERTIFICATES ARE NOT BEING OFFERED **
** PAYMENT OF INTEREST EACH MONTH ON ALL CLASSES OF CERTIFICATES IS SUBJECT TO A MAXIMUM RATE EQUAL TO THE WEIGHTED AVERAGE OF THE NET CONTRACT RATES (DEFINED BELOW) RELATING TO SUCH REMITTANCE DATE.

Pricing Date:        9/24/96

Closing Date:        Settlement with Investors will be on or about September
                     30, 1996.

Cut-Off Date:        The opening of business on September 1, 1996.

Prepayment Speed:    175% MHP

Net Contract Rate:   The Net Contract Rate of a Contract equals the rate of
                     interest then borne by such Contract minus [0.508]% per annum (the "Expense Fee Rate")

Remittance Date:     The 15th day of each month or, if such day is not a
                     business day, the next succeeding business day, beginning in October, 1996.

Interest Accrual:    The "Interest Accrual Period" for each Class of
                     Certificates will be the calendar month preceding the month of such Remittance Date. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Originators:         The Contracts were, and any Subsequent Contracts will have been, originated or purchased by United Companies Funding, Inc. ("UCFI"), United Companies or UNICOR Mortgage, Inc.
                     ("UNICOR," and collectively with UCFI and United
                     Companies, the "Originators")  Each Originator is a
                     Louisiana corporation and an affiliate of the Depositor.

    THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                             UCFC Funding Corporation
      Manufactured Housing Contract Pass-Through Certificates Series 1996-1


Credit Enhancement:  SUBORDINATION:    Expected subordination levels as a %
                                       of the total Certificates:
                                       Class A1-A6:       Aaa/AAA       21.50%
                                       Class M:      Aa3/AA-       12.50%
                                       Class B-1:    Baa2/BBB       5.50%


                     RESERVE ACCOUNT: A Reserve Account will be established by the Trustee to cover losses on the Contracts. The Reserve Account will be funded with an intitial deposit of no less than $575,000. On each Remittance Date, the Trustee will deposit in the Reserve Account any Amount Available remaining after distributions on the Certificates unless and until the amount on deposit therein equals the Specified Reserve Account Requirement. The Specified Reserve Account Requirement will initially equal 1.5% of the Aggregate Cut-off Date Pool Principal Balance and will be allowed to step down after year five if certain Performance Tests are met (more fully described in the Prospectus Supplement). The Reserve Account will be available to cover losses on all Classes of Certificates.


                     EXCESS SERVICING: The Class R Certificate (not offered) represents excess servicing on the Contracts and is the first loss piece. The Class R Certificate is subordinated to the Regualar Certificates on a monthly basis.


Pre-Funding Account: On the Closing Date, the Trustee will establish and thereafter maintain with itself a trust account (the "Pre-Funding Account"). On the Closing date, approximately $[15,000,000] in cash (the "Pre-Funded Amount") will be deposited in the Pre-Funding Account any may be used only to (i) acquire additional manufactured housing installment sales contracts and manufactured housing installment loan agreements (collectively, the "Subsequent Contracts") and (ii) make accelerated payments of principal on the Senior Certificates. During the period (the "Pre-Funding Period") from the Closing Date to the earliest to occur of (i) the Funding Termination Date (defined below), (ii) an Event of Default under the Agreement and (iii) December 15, 1996, amounts on deposit in the Pre-Funding Account may be withdrawn from time to time to acquire Subsequent Contracts in accordance with the Agreement. The "Funding Termination Date" will be the date on which the Pre Funded amount has been reduced to less than $100,000. Any Pre-Funded amount remaining in the Pre-Funding Account at the end of the Pre-Funding Period will be distributed on the Remittance Date at or immediately following the end of such Pre- Funding Period to the Classes of Senior Certificates then entitled to distributions of principal.


Subsequent
  Contracts:         Following the end of the Pre-Funding Period, the
                     Depositor expects that the Contracts (including the Subsequent Contracts) in the Trust will have the following approximate characteristics:

                     Average Unpaid Principal Balance:         at least $30,000
                     Weighted Average Contract Rate:           11.075% - 11.500%
                     Weighted Average Remaining Term
                       to Stated Maturity:               256 months - 262 months
                     Weighted Average Original Loan
                       To Value Ratio:                      not more than 87.25%
                     Weighted Average Contract Age:          0 month - 6 months
                     Contracts Secured by Primary Residences:       at least 99%
                     Contracts Secured by New Manufactured Homes: at least 70% State Distribution:
                           Texas                               not more than 44%
                           North Carolina                      not more than 12%
                           South Carolina                      not more than 12%
                           Georgia                             not more than 12%
                           Any other individual state          not more than 10%


    THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                           UCFC Funding Corporation
    Manufactured Housing Contract Pass-Through Certificates Series 1996-1


Priority of
Distrbutions:        (PLEASE SEE PAGES S-27 THROUGH S-30 IN RED HERRING FOR
                     FURTHER DESCRIPTION AND DEFINITION OF TERMS)

                     On each Remittance Date, the Trustee will distribute out of the Certificate Account, the following amounts in the following order of priority, in each case, to the extent of the remaining Amount Available:

                      (i)  to the Trustee, the Trustee Fee;
                     (ii) concurrently, to each Class of Senior Certificates, the related Class Interest Distribution Amount, any shortfall being allocated on a pro rata basis in accordance with the respective Class Interest Disbribution Amount for each such Class;
                    (iii) sequentially to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates, in that order, an amount up to the Senior Principal Disbribution Amount, until the respective Class Certificate Balances are reduced to zero;
                     (iv) to the Class M Certificates, the Class Interest Distribution Amount;
                      (v) to the Class M Certificates, an amount up to the Class M Principal Distribution Amount, until the Class M Certificate Balance is reduced to zero;
                     (vi) to the Class B-1 Certificates, the Class Interest Distribution Amount;
                    (vii) to the Class B-1 Certificates, an amount up to the Class B Percentage of the Formula Principal Distribution Amount, until the Class B-1 Certificate Balance is reduced to zero;
                   (viii) to the Class B-2 Certificates, the Class Interest Distribution Amount;
                     (ix) to the Class B-2 Certificates, an amount up to the Class B-2 Principal Distribution Amount, until the Class B-2 Certificate Balance is reduced to zero;
                      (x) to the Reserve Account, until the amount on deposit therein equals the Specified Reserve Account Requirement for such Remittance Date; and
                     (xi) to the Class R Certificates, any remaining Amount Available.


                     Distributions of principal of the Class M and Class B-1 Certificates will not commence until at least the Remittance Date in October 2001 unless the aggregate Class Certificate Balance of the Senior Certificates is reduced to zero prior thereto. After such Remittance Date, distributions of principal of the Class M and/or Class B-1 Certificates will only be made if certain performance tests are satisfied, unless the aggregate Class Certificate Balance of the Senior Certificates, and, in the case of the Class B-1 Certificates, the Class Certificate Balance of the Class M Certificates is reduced to zero.

      ___________________________________________________________________
      |          |          |          |          |          |          |
      |    A1    |    A2    |    A3    |    A4    |    A5    |    A6    |
      |__________|__________|__________|__________|__________|__________|
      |                           |                                     |
      |                           |                M                    |
      |    5 year lockout         |_____________________________________|
      |                           |                |                    |
      |                           |     B-1        |        B-2         |
      |___________________________|________________|____________________|


Performance Test:    The Average 60-Day Delinquency Ratio is less than or equal to 5%; the Average 30-Day Delinquency Ratio is less than or equal to 7%; the Current Realized Loss Ratio is less than or equal to 2.75%; and the Cumulative Realized Losses are less than or equal to the applicable percentage of the Aggregate Cut-off Date Pool Principal Balance set forth below:

                    Remittance Date During                Percentage
                    ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~       ~~~~~~~~~~
                    October 1, 2001 - September 30, 2002           7%
                    October 1, 2002 - September 30, 2003           8%
                    October 1, 2003 and thereafter                 9%



    THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                             UCFC Funding Corporation
       Manufactured Housing Contract Pass-Through Certificates Series 1996-1


Optional
  Termination:       The Servicer has the option to purchase from the Trust all remaining Contracts and all other property in the Trust on any Remittance Date when the Pool Principal Balance is less than 10% of the Aggregate Cut-off Date Pool Principal
                     Balance.


Auction Sale:        If the Servicer does not exercise its optional termination right within ninety days after the  Servicer Optional
                     Termination Date, the Trustee will solicit bids for the purchase of all Contracts remaining in the Trust. In the event that satisfactory bids are received as described in the Pooling and Servicing Agreement, the net sale proceeds will be distributed to Certificateholders in the same order of priority as collections received in respect of the Contracts. If satisfactory bids are not received, the Trustee will not sell the Contracts and will not solicit any further bids or otherwise negotiate any further sale of the Contracts.

The Manufactured
Housing Program:     The Contracts were originated or purchased by the
                     Originators in accordance with the policies and procedures described under the "The Manufactured Housing Program" in the Prospectus. As described therein, United Companies has originated or purchased Land-and-Home Contracts for several years. However, the volume and performance of those Contracts have not been tracked separately from the home equity loans originated by United Companies and affiliates. In May 1995, United Companies Financial
                     Corporation, the ultimate parent of the Depositor and United Companies, established United Companies Funding,
                     Inc., a Louisiana corporation headquartered in Minneapolis, Minnesota ("UCFI"), to originate and purchase manufactured housing contracts which are secured by the related
                     Manufactured Home ("Chattel Contracts").

                     Because UCFI has less than 12 months of operating history, the Depositor believes that historical information regarding the Contracts originated by UCFI does not have any predictive value in assessing the possible performance of the Contract Pool.


ERISA
  Considerations:    Prior to the termination of the Pre-Funding Period, the
                     Offered Certificates may not be purchased by a pension or

                     other employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

                     Upon termination of the Pre-Funding Period, the Senior Certificates will be ERISA eligible. The Class M, B-1 and B-2 Certificates will not be ERISA eligible. However, investors should consult with their counsel with respect to the consequences under ERISA and the Code of the Plan's acquisition and ownership of such Certificates.


SMMEA
  Considerations:    Upon termination of the Pre-Funding Period, the Senior
                     Certificates and the Class M Certificates  will constitute
                     "mortgage related securities" for purposes of the Secondary
                     Mortgage Market Enhancement Act of 1984 ("SMMEA") so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization and, as such , will be "legal investments" for certain types of institutional investors to the extent provided in SMMEA.

                     The Class B Certificates will not constitute "mortgage related securities" for purposes of SMMEA.


Prospectus:          The Certificates are being offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus") Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.


    THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $22,688,000.00                                       DATED DATE: 09/01/96
          COUPON:  6.400%             ucfcmh61                      FIRST PAYMENT: 10/15/96
          FACTOR: 1.0000000000                                      TOTAL CLASSES: 9
ORIGINAL BALANCE: $22,688,000.00   BOND A1 PRICE-YIELD TABLE     YIELD TABLE DATE: 09/30/96


                               PREPAYMENT SPEED

           PRICING SPEED
                  175.0%     100.00%     125.00%     150.00%     200.00%     225.00%     250.00%

     PRICE           MHP         MHP         MHP         MHP         MHP         MHP         MHP
     99-23         6.519       6.509       6.512       6.515       6.522       6.525       6.529
     99-23+        6.503       6.498       6.499       6.501       6.504       6.506       6.508
     99-24         6.487       6.486       6.487       6.487       6.487       6.487       6.487
     99-24+        6.471       6.475       6.474       6.472       6.469       6.468       6.466
     99-25         6.455       6.464       6.461       6.458       6.452       6.448       6.445
     99-25+        6.439       6.453       6.448       6.444       6.434       6.429       6.424
     99-26         6.423       6.442       6.436       6.429       6.416       6.410       6.404
     99-26+        6.407       6.431       6.423       6.415       6.399       6.391       6.383

     99-27         6.391       6.420       6.410       6.400       6.381       6.372       6.362
     99-27+        6.375       6.409       6.398       6.386       6.364       6.352       6.341
     99-28         6.359       6.398       6.385       6.372       6.346       6.333       6.320
     99-28+        6.343       6.387       6.372       6.357       6.329       6.314       6.300
     99-29         6.327       6.376       6.360       6.343       6.311       6.295       6.279
     99-29+        6.311       6.365       6.347       6.329       6.293       6.276       6.258
     99-30         6.295       6.354       6.334       6.314       6.276       6.257       6.237
     99-30+        6.279       6.343       6.321       6.300       6.258       6.237       6.217

     99-31         6.263       6.332       6.309       6.286       6.241       6.218       6.196
     99-31+        6.247       6.321       6.296       6.272       6.223       6.199       6.175
    100-00         6.231       6.310       6.283       6.257       6.206       6.180       6.154
    100-00+        6.215       6.299       6.271       6.243       6.188       6.161       6.134
    100-01         6.200       6.288       6.258       6.229       6.171       6.142       6.113
    100-01+        6.184       6.277       6.245       6.214       6.153       6.123       6.092
    100-02         6.168       6.266       6.233       6.200       6.136       6.103       6.072
    100-02+        6.152       6.255       6.220       6.186       6.118       6.084       6.051

    100-03         6.136       6.244       6.208       6.171       6.101       6.065       6.030
    100-03+        6.120       6.233       6.195       6.157       6.083       6.046       6.009
    100-04         6.104       6.222       6.182       6.143       6.066       6.027       5.989
    100-04+        6.088       6.211       6.170       6.129       6.048       6.008       5.968
    100-05         6.072       6.200       6.157       6.114       6.031       5.989       5.947
    100-05+        6.057       6.189       6.144       6.100       6.013       5.970       5.927
    100-06         6.041       6.178       6.132       6.086       5.996       5.951       5.906

    100-06+        6.025       6.167       6.119       6.072       5.978       5.932       5.885

First Payment      0.042       0.042       0.042       0.042       0.042       0.042       0.042
Average Life       1.050       1.551       1.335       1.175       0.950       0.867       0.798
Last Payment       2.042       2.958       2.542       2.208       1.792       1.625       1.542


    THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $23,362,000.00                                        DATED DATE: 09/01/96
          COUPON:  6.750%              ucfcmh61                      FIRST PAYMENT: 10/15/96
          FACTOR: 1.0000000000                                       TOTAL CLASSES: 9
ORIGINAL BALANCE: $23,362,000.00   BOND A2 PRICE-YIELD TABLE      YIELD TABLE DATE: 09/30/96

                               PREPAYMENT SPEED

           PRICING SPEED
                  175.0%     100.00%     125.00%     150.00%     200.00%     225.00%     250.00%

     PRICE           MHP         MHP         MHP         MHP         MHP         MHP         MHP
     99-24         6.841       6.842       6.842       6.841       6.840       6.840       6.839
     99-24+        6.835       6.838       6.837       6.836       6.834       6.833       6.832
     99-25         6.829       6.834       6.832       6.831       6.827       6.826       6.824
     99-25+        6.823       6.830       6.828       6.825       6.821       6.819       6.817
     99-26         6.817       6.826       6.823       6.820       6.815       6.812       6.809
     99-26+        6.811       6.822       6.818       6.815       6.808       6.805       6.802
     99-27         6.806       6.817       6.813       6.810       6.802       6.798       6.794
     99-27+        6.800       6.813       6.809       6.804       6.795       6.791       6.786

     99-28         6.794       6.809       6.804       6.799       6.789       6.784       6.779
     99-28+        6.788       6.805       6.799       6.794       6.782       6.777       6.771
     99-29         6.782       6.801       6.795       6.788       6.776       6.770       6.764
     99-29+        6.776       6.797       6.790       6.783       6.770       6.763       6.756
     99-30         6.770       6.793       6.785       6.778       6.763       6.756       6.749
     99-30+        6.765       6.788       6.781       6.773       6.757       6.749       6.741
     99-31         6.759       6.784       6.776       6.767       6.750       6.742       6.733
     99-31+        6.753       6.780       6.771       6.762       6.744       6.735       6.726

    100-00         6.747       6.776       6.766       6.757       6.737       6.728       6.718
    100-00+        6.741       6.772       6.762       6.752       6.731       6.721       6.711
    100-01         6.735       6.768       6.757       6.746       6.725       6.714       6.703
    100-01+        6.730       6.764       6.752       6.741       6.718       6.707       6.696
    100-02         6.724       6.760       6.748       6.736       6.712       6.700       6.688
    100-02+        6.718       6.755       6.743       6.730       6.705       6.693       6.681
    100-03         6.712       6.751       6.738       6.725       6.699       6.686       6.673
    100-03+        6.706       6.747       6.734       6.720       6.693       6.679       6.666

    100-04         6.700       6.743       6.729       6.715       6.686       6.672       6.658
    100-04+        6.695       6.739       6.724       6.709       6.680       6.665       6.650
    100-05         6.689       6.735       6.720       6.704       6.673       6.658       6.643
    100-05+        6.683       6.731       6.715       6.699       6.667       6.651       6.635
    100-06         6.677       6.727       6.710       6.694       6.660       6.644       6.628
    100-06+        6.671       6.722       6.705       6.688       6.654       6.637       6.620
    100-07         6.665       6.718       6.701       6.683       6.648       6.630       6.613
    100-07+        6.660       6.714       6.696       6.678       6.641       6.623       6.605


First Payment      2.042       2.958       2.542       2.208       1.792       1.625       1.542
Average Life       3.050       4.539       3.907       3.426       2.750       2.505       2.302
Last Payment       4.208       6.208       5.375       4.708       3.792       3.458       3.125

    THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $13,108,000.00                                        DATED DATE: 09/01/96
          COUPON:  7.050%             ucfcmh61                       FIRST PAYMENT: 10/15/96
          FACTOR: 1.0000000000                                       TOTAL CLASSES: 9
ORIGINAL BALANCE: $13,108,000.00   BOND A3 PRICE-YIELD TABLE      YIELD TABLE DATE: 09/30/96

                               PREPAYMENT SPEED

           PRICING SPEED
                  175.0%     100.00%     125.00%     150.00%     200.00%     225.00%     250.00%

     PRICE           MHP         MHP         MHP         MHP         MHP         MHP         MHP
     99-24         7.148       7.150       7.150       7.149       7.148       7.147       7.147
     99-24+        7.144       7.147       7.146       7.146       7.143       7.142       7.142
     99-25         7.141       7.144       7.143       7.142       7.139       7.138       7.137
     99-25+        7.137       7.142       7.140       7.139       7.135       7.133       7.132
     99-26         7.133       7.139       7.137       7.135       7.131       7.129       7.127
     99-26+        7.129       7.136       7.134       7.132       7.126       7.124       7.122
     99-27         7.125       7.133       7.131       7.129       7.122       7.119       7.117
     99-27+        7.122       7.131       7.128       7.125       7.118       7.115       7.112

     99-28         7.118       7.128       7.125       7.122       7.114       7.110       7.107
     99-28+        7.114       7.125       7.122       7.118       7.109       7.106       7.102
     99-29         7.110       7.122       7.119       7.115       7.105       7.101       7.097
     99-29+        7.106       7.120       7.116       7.112       7.101       7.096       7.092
     99-30         7.102       7.117       7.113       7.108       7.097       7.092       7.087
     99-30+        7.099       7.114       7.109       7.105       7.092       7.087       7.082
     99-31         7.095       7.111       7.106       7.102       7.088       7.083       7.077
     99-31+        7.091       7.108       7.103       7.098       7.084       7.078       7.072

    100-00         7.087       7.106       7.100       7.095       7.080       7.073       7.067
    100-00+        7.083       7.103       7.097       7.091       7.075       7.069       7.062
    100-01         7.079       7.100       7.094       7.088       7.071       7.064       7.057
    100-01+        7.076       7.097       7.091       7.085       7.067       7.060       7.052
    100-02         7.072       7.095       7.088       7.081       7.063       7.055       7.047
    100-02+        7.068       7.092       7.085       7.078       7.059       7.050       7.042
    100-03         7.064       7.089       7.082       7.074       7.054       7.046       7.037
    100-03+        7.060       7.086       7.079       7.071       7.050       7.041       7.032

    100-04         7.057       7.084       7.076       7.068       7.046       7.037       7.027
    100-04+        7.053       7.081       7.073       7.064       7.042       7.032       7.022
    100-05         7.049       7.078       7.069       7.061       7.037       7.027       7.017
    100-05+        7.045       7.075       7.066       7.058       7.033       7.023       7.012
    100-06         7.041       7.073       7.063       7.054       7.029       7.018       7.007
    100-06+        7.037       7.070       7.060       7.051       7.025       7.014       7.002
    100-07         7.034       7.067       7.057       7.047       7.020       7.009       6.997
    100-07+        7.030       7.064       7.054       7.044       7.016       7.004       6.992


First Payment      4.208       6.208       5.375       4.708       3.792       3.458       3.125
Average Life       5.000       7.510       6.541       5.795       4.418       4.013       3.674
Last Payment       6.125       9.125       8.042       7.208       5.208       4.625       4.292

    THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $10,160,000.00                                        DATED DATE: 09/01/96
          COUPON:  7.350%             ucfcmh61                       FIRST PAYMENT: 10/15/96
          FACTOR: 1.0000000000                                       TOTAL CLASSES: 9
ORIGINAL BALANCE: $10,160,000.00   BOND A4 PRICE-YIELD TABLE      YIELD TABLE DATE: 09/30/96

                               PREPAYMENT SPEED

           PRICING SPEED
                  175.0%     100.00%     125.00%     150.00%     200.00%     225.00%     250.00%

     PRICE           MHP         MHP         MHP         MHP         MHP         MHP         MHP
     99-24         7.457       7.458       7.458       7.458       7.456       7.455       7.454
     99-24+        7.454       7.456       7.456       7.455       7.453       7.451       7.450
     99-25         7.451       7.454       7.453       7.452       7.450       7.448       7.446
     99-25+        7.448       7.452       7.451       7.450       7.446       7.444       7.442
     99-26         7.445       7.450       7.449       7.447       7.443       7.441       7.438
     99-26+        7.443       7.448       7.446       7.445       7.440       7.437       7.434
     99-27         7.440       7.445       7.444       7.442       7.437       7.433       7.430
     99-27+        7.437       7.443       7.441       7.440       7.434       7.430       7.426

     99-28         7.434       7.441       7.439       7.437       7.430       7.426       7.422
     99-28+        7.431       7.439       7.437       7.434       7.427       7.423       7.418
     99-29         7.428       7.437       7.434       7.432       7.424       7.419       7.414
     99-29+        7.426       7.435       7.432       7.429       7.421       7.415       7.410
     99-30         7.423       7.432       7.430       7.427       7.418       7.412       7.406
     99-30+        7.420       7.430       7.427       7.424       7.414       7.408       7.402
     99-31         7.417       7.428       7.425       7.422       7.411       7.405       7.398
     99-31+        7.414       7.426       7.423       7.419       7.408       7.401       7.394

    100-00         7.411       7.424       7.420       7.417       7.405       7.397       7.390
    100-00+        7.409       7.422       7.418       7.414       7.402       7.394       7.386
    100-01         7.406       7.419       7.415       7.411       7.399       7.390       7.382
    100-01+        7.403       7.417       7.413       7.409       7.395       7.387       7.378
    100-02         7.400       7.415       7.411       7.406       7.392       7.383       7.374
    100-02+        7.397       7.413       7.408       7.404       7.389       7.380       7.371
    100-03         7.394       7.411       7.406       7.401       7.386       7.376       7.367
    100-03+        7.392       7.409       7.404       7.399       7.383       7.372       7.363

    100-04         7.389       7.406       7.401       7.396       7.379       7.369       7.359
    100-04+        7.386       7.404       7.399       7.394       7.376       7.365       7.355
    100-05         7.383       7.402       7.397       7.391       7.373       7.362       7.351
    100-05+        7.380       7.400       7.394       7.388       7.370       7.358       7.347
    100-06         7.377       7.398       7.392       7.386       7.367       7.354       7.343
    100-06+        7.375       7.396       7.390       7.383       7.364       7.351       7.339
    100-07         7.372       7.394       7.387       7.381       7.360       7.347       7.335
    100-07+        7.369       7.391       7.385       7.378       7.357       7.344       7.331


First Payment      6.125       9.125       8.042       7.208       5.208       4.625       4.292
Average Life       7.350      10.789       9.484       8.472       6.320       5.440       4.802
Last Payment       8.708      12.458      11.125       9.958       7.542       6.542       5.625

    THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $10,198,000.00                                        DATED DATE: 09/01/96
          COUPON:  7.575%             ucfcmh61                       FIRST PAYMENT: 10/15/96
          FACTOR: 1.0000000000                                       TOTAL CLASSES: 9
ORIGINAL BALANCE: $10,198,000.00   BOND A5 PRICE-YIELD TABLE      YIELD TABLE DATE: 09/30/96

                                 PREPAYMENT SPEED

           PRICING SPEED
                  175.0%     100.00%     125.00%     150.00%     200.00%     225.00%     250.00%

     PRICE           MHP         MHP         MHP         MHP         MHP         MHP         MHP
     99-20         7.707       7.705       7.706       7.706       7.708       7.709       7.711
     99-20+        7.705       7.703       7.704       7.704       7.706       7.707       7.708
     99-21         7.703       7.701       7.702       7.702       7.703       7.704       7.705
     99-21+        7.700       7.699       7.700       7.700       7.701       7.701       7.702
     99-22         7.698       7.698       7.698       7.698       7.698       7.699       7.699
     99-22+        7.696       7.696       7.696       7.696       7.696       7.696       7.696
     99-23         7.694       7.694       7.694       7.694       7.693       7.693       7.693
     99-23+        7.691       7.692       7.692       7.692       7.691       7.691       7.690

     99-24         7.689       7.690       7.690       7.690       7.689       7.688       7.687
     99-24+        7.687       7.688       7.688       7.688       7.686       7.685       7.684
     99-25         7.685       7.687       7.686       7.685       7.684       7.682       7.681
     99-25+        7.682       7.685       7.684       7.683       7.681       7.680       7.678
     99-26         7.680       7.683       7.682       7.681       7.679       7.677       7.675
     99-26+        7.678       7.681       7.680       7.679       7.676       7.674       7.672
     99-27         7.676       7.679       7.678       7.677       7.674       7.672       7.669
     99-27+        7.673       7.677       7.676       7.675       7.671       7.669       7.666

     99-28         7.671       7.676       7.674       7.673       7.669       7.666       7.663
     99-28+        7.669       7.674       7.672       7.671       7.667       7.664       7.660
     99-29         7.667       7.672       7.670       7.669       7.664       7.661       7.657
     99-29+        7.665       7.670       7.668       7.667       7.662       7.658       7.655
     99-30         7.662       7.668       7.667       7.665       7.659       7.656       7.652
     99-30+        7.660       7.666       7.665       7.663       7.657       7.653       7.649
     99-31         7.658       7.665       7.663       7.661       7.654       7.650       7.646
     99-31+        7.656       7.663       7.661       7.659       7.652       7.648       7.643

    100-00         7.653       7.661       7.659       7.657       7.650       7.645       7.640
    100-00+        7.651       7.659       7.657       7.654       7.647       7.642       7.637
    100-01         7.649       7.657       7.655       7.652       7.645       7.640       7.634
    100-01+        7.647       7.655       7.653       7.650       7.642       7.637       7.631
    100-02         7.644       7.654       7.651       7.648       7.640       7.634       7.628
    100-02+        7.642       7.652       7.649       7.646       7.637       7.632       7.625
    100-03         7.640       7.650       7.647       7.644       7.635       7.629       7.622
    100-03+        7.638       7.648       7.645       7.642       7.633       7.626       7.619


First Payment      8.708      12.458      11.125       9.958       7.542       6.542       5.625
Average Life      10.500      14.513      13.062      11.851       9.242       8.114       7.086
Last Payment      12.625      16.958      15.375      13.958      11.292      10.042       8.875

    THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $10,759,000.00                                        DATED DATE: 09/01/96
          COUPON:  8.020%            ucfcmh61                        FIRST PAYMENT: 10/15/96
          FACTOR: 1.0000000000                                       TOTAL CLASSES: 9
ORIGINAL BALANCE: $10,759,000.00   BOND A6 PRICE-YIELD TABLE      YIELD TABLE DATE: 09/30/96

                   ************** TO CALL *****************

                               PREPAYMENT SPEED

           PRICING SPEED
                  175.0%     100.00%     125.00%     150.00%     200.00%     225.00%     250.00%

     PRICE           MHP         MHP         MHP         MHP         MHP         MHP         MHP

     99-24         8.148       8.149       8.148       8.148       8.147       8.147       8.146
     99-24+        8.146       8.147       8.147       8.146       8.145       8.145       8.144
     99-25         8.144       8.145       8.145       8.144       8.143       8.143       8.142
     99-25+        8.142       8.144       8.143       8.143       8.141       8.141       8.140
     99-26         8.140       8.142       8.141       8.141       8.139       8.139       8.138
     99-26+        8.138       8.140       8.140       8.139       8.137       8.136       8.135
     99-27         8.136       8.139       8.138       8.137       8.135       8.134       8.133
     99-27+        8.134       8.137       8.136       8.135       8.133       8.132       8.131

     99-28         8.133       8.135       8.134       8.134       8.131       8.130       8.129
     99-28+        8.131       8.134       8.133       8.132       8.129       8.128       8.127
     99-29         8.129       8.132       8.131       8.130       8.127       8.126       8.124
     99-29+        8.127       8.130       8.129       8.128       8.125       8.124       8.122
     99-30         8.125       8.129       8.128       8.126       8.124       8.122       8.120
     99-30+        8.123       8.127       8.126       8.125       8.122       8.120       8.118
     99-31         8.121       8.125       8.124       8.123       8.120       8.118       8.116
     99-31+        8.119       8.124       8.122       8.121       8.118       8.116       8.113

    100-00         8.118       8.122       8.121       8.119       8.116       8.114       8.111
    100-00+        8.116       8.120       8.119       8.117       8.114       8.111       8.109
    100-01         8.114       8.119       8.117       8.116       8.112       8.109       8.107
    100-01+        8.112       8.117       8.116       8.114       8.110       8.107       8.105
    100-02         8.110       8.115       8.114       8.112       8.108       8.105       8.102
    100-02+        8.108       8.114       8.112       8.110       8.106       8.103       8.100
    100-03         8.106       8.112       8.110       8.108       8.104       8.101       8.098
    100-03+        8.104       8.110       8.109       8.107       8.102       8.099       8.096

    100-04         8.102       8.109       8.107       8.105       8.100       8.097       8.094
    100-04+        8.101       8.107       8.105       8.103       8.098       8.095       8.091
    100-05         8.099       8.105       8.103       8.101       8.096       8.093       8.089
    100-05+        8.097       8.104       8.102       8.100       8.094       8.091       8.087
    100-06         8.095       8.102       8.100       8.098       8.092       8.089       8.085
    100-06+        8.093       8.100       8.098       8.096       8.090       8.087       8.083

    100-07         8.091       8.099       8.097       8.094       8.088       8.084       8.080
    100-07+        8.089       8.097       8.095       8.092       8.086       8.082       8.078

First Payment     12.625      16.958      15.375      13.958      11.292      10.042       8.875
Average Life      14.501      18.692      17.311      15.886      13.266      12.146      11.084
Last Payment      14.958      19.042      17.708      16.292      13.792      12.792      11.875

    THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $10,350,000.00                                        DATED DATE: 09/01/96
          COUPON:  7.900%             ucfcmh61                       FIRST PAYMENT: 10/15/96
          FACTOR: 1.0000000000                                       TOTAL CLASSES: 9
ORIGINAL BALANCE: $10,350,000.00   BOND M PRICE-YIELD TABLE       YIELD TABLE DATE: 09/30/96

                       ************** TO CALL **********

                               PREPAYMENT SPEED

           PRICING SPEED
                  175.0%     100.00%     125.00%     150.00%     200.00%     225.00%     250.00%

     PRICE           MHP         MHP         MHP         MHP         MHP         MHP         MHP

     99-21         8.037       8.036       8.036       8.037       8.037       8.037       8.037
     99-21+        8.034       8.034       8.034       8.034       8.034       8.034       8.035
     99-22         8.032       8.032       8.032       8.032       8.032       8.032       8.032
     99-22+        8.029       8.030       8.030       8.030       8.029       8.029       8.029
     99-23         8.027       8.028       8.027       8.027       8.027       8.027       8.027
     99-23+        8.025       8.026       8.025       8.025       8.024       8.024       8.024
     99-24         8.022       8.024       8.023       8.023       8.022       8.022       8.021
     99-24+        8.020       8.022       8.021       8.020       8.020       8.019       8.019

     99-25         8.017       8.020       8.019       8.018       8.017       8.017       8.016
     99-25+        8.015       8.017       8.017       8.016       8.015       8.014       8.014
     99-26         8.013       8.015       8.014       8.013       8.012       8.012       8.011
     99-26+        8.010       8.013       8.012       8.011       8.010       8.009       8.008
     99-27         8.008       8.011       8.010       8.009       8.007       8.006       8.006
     99-27+        8.005       8.009       8.008       8.006       8.005       8.004       8.003
     99-28         8.003       8.007       8.006       8.004       8.002       8.001       8.001
     99-28+        8.001       8.005       8.004       8.002       8.000       7.999       7.998

     99-29         7.998       8.003       8.001       7.999       7.997       7.996       7.995
     99-29+        7.996       8.001       7.999       7.997       7.995       7.994       7.993
     99-30         7.993       7.999       7.997       7.995       7.992       7.991       7.990
     99-30+        7.991       7.997       7.995       7.993       7.990       7.989       7.987
     99-31         7.989       7.995       7.993       7.990       7.987       7.986       7.985
     99-31+        7.986       7.993       7.991       7.988       7.985       7.984       7.982
    100-00         7.984       7.991       7.988       7.986       7.982       7.981       7.980
    100-00+        7.982       7.989       7.986       7.983       7.980       7.979       7.977

    100-01         7.979       7.987       7.984       7.981       7.978       7.976       7.974
    100-01+        7.977       7.985       7.982       7.979       7.975       7.973       7.972
    100-02         7.974       7.983       7.980       7.976       7.973       7.971       7.969
    100-02+        7.972       7.981       7.978       7.974       7.970       7.968       7.967
    100-03         7.970       7.979       7.976       7.972       7.968       7.966       7.964
    100-03+        7.967       7.977       7.973       7.969       7.965       7.963       7.961

    100-04         7.965       7.975       7.971       7.967       7.963       7.961       7.959
    100-04+        7.962       7.973       7.969       7.965       7.960       7.958       7.956

First Payment      5.042       6.708       5.875       5.125       5.042       5.042       5.042
Average Life      10.047      13.100      11.862      10.691       9.541       9.100       8.701
Last Payment      14.958      19.042      17.708      16.292      13.792      12.792      11.875

    THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $8,050,000.00                                         DATED DATE: 09/01/96
          COUPON:  8.000%             ucfcmh61                       FIRST PAYMENT: 10/15/96
          FACTOR: 1.0000000000                                       TOTAL CLASSES: 9
ORIGINAL BALANCE: $8,050,000.00    BOND B1 PRICE-YIELD TABLE      YIELD TABLE DATE: 09/30/96

                               PREPAYMENT SPEED

           PRICING SPEED
                  175.0%     100.00%     125.00%     150.00%     200.00%     225.00%     250.00%

     PRICE           MHP         MHP         MHP         MHP         MHP         MHP         MHP

     99-23         8.129       8.130       8.129       8.129       8.129       8.129       8.128
     99-23+        8.126       8.127       8.127       8.126       8.126       8.126       8.125
     99-24         8.123       8.125       8.124       8.123       8.123       8.122       8.122
     99-24+        8.120       8.123       8.122       8.120       8.120       8.119       8.119
     99-25         8.117       8.120       8.119       8.118       8.117       8.116       8.116
     99-25+        8.114       8.118       8.116       8.115       8.114       8.113       8.113
     99-26         8.111       8.115       8.114       8.112       8.111       8.110       8.110
     99-26+        8.108       8.113       8.111       8.109       8.108       8.107       8.107

     99-27         8.105       8.111       8.109       8.106       8.105       8.104       8.104
     99-27+        8.102       8.108       8.106       8.103       8.102       8.101       8.100
     99-28         8.099       8.106       8.103       8.101       8.099       8.098       8.097
     99-28+        8.097       8.103       8.101       8.098       8.096       8.095       8.094
     99-29         8.094       8.101       8.098       8.095       8.093       8.092       8.091
     99-29+        8.091       8.099       8.096       8.092       8.090       8.089       8.088
     99-30         8.088       8.096       8.093       8.089       8.087       8.086       8.085
     99-30+        8.085       8.094       8.090       8.086       8.084       8.083       8.082

     99-31         8.082       8.091       8.088       8.084       8.081       8.080       8.079
     99-31+        8.079       8.089       8.085       8.081       8.078       8.077       8.076
    100-00         8.076       8.087       8.083       8.078       8.075       8.074       8.073
    100-00+        8.073       8.084       8.080       8.075       8.072       8.071       8.069
    100-01         8.070       8.082       8.077       8.072       8.069       8.067       8.066
    100-01+        8.067       8.080       8.075       8.069       8.066       8.064       8.063
    100-02         8.064       8.077       8.072       8.067       8.063       8.061       8.060
    100-02+        8.061       8.075       8.070       8.064       8.060       8.058       8.057

    100-03         8.058       8.072       8.067       8.061       8.057       8.055       8.054
    100-03+        8.056       8.070       8.064       8.058       8.054       8.052       8.051
    100-04         8.053       8.068       8.062       8.055       8.051       8.049       8.048
    100-04+        8.050       8.065       8.059       8.052       8.048       8.046       8.045
    100-05         8.047       8.063       8.057       8.050       8.045       8.043       8.042
    100-05+        8.044       8.060       8.054       8.047       8.042       8.040       8.038
    100-06         8.041       8.058       8.052       8.044       8.039       8.037       8.035
    100-06+        8.038       8.056       8.049       8.041       8.036       8.034       8.032


First Payment      5.042       6.708       5.875       5.125       5.042       5.042       5.042
Average Life       7.355       9.832       8.715       7.708       7.126       6.934       6.771
Last Payment      10.292      13.542      12.208      10.958       9.792       9.375       9.042

    THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES
    INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THE STATISTICAL INFORMATION BELOW REGARDING THE CONTRACTS TO BE DELIVERED ON THE CLOSING DATE IS PRELIMINARY IN NATURE AND SUBJECT TO CHANGE. THE DEPOSITOR EXPECTS TO DELIVER ON THE CLOSING DATE CONTRACTS IN ADDITION TO THOSE DESCRIBED HEREIN. SUCH ADDITIONAL CONTRACTS WILL BE DESCRIBED IN THE FINAL PROSPECTUS SUPPLEMENT.


________________________________________________________________________________

     -  UCFC Funding Corporation Manufactured Housing
     -  $98,560,566.54
     -  Contract Summary Report
________________________________________________________________________________

Number of Contracts:                                        3,191

Aggregate Unpaid Principal Balance:                $98,560,566.54

Weighted Average Contract Rate:                           10.981%
Gross Contract Rate Range:                      8.000% -  17.350%
________________________________________________________________________________

Average Unpaid Principal Balance:                      $30,887.05

Maximum Unpaid Principal Balance:                      $99,800.00
Minimum Unpaid Principal Balance:                       $4,802.91

Weighted Avg. Stated Rem. Term (LPD to Mat Date):             262
Stated Rem Term Range:                          31.000 -  360.000

Weighted Average Age (First Pay thru Last Pay):                 3
Age Range:                                       0.000 -  122.000

Weighted Average Original Term:                               265
Original Term Range:                            36.000 -  360.000

Weighted Average Original LTV:                             87.638
Original LTV Range:                            19.370% - 100.000%

Contracts Secured By New Manufactured Homes                73.68%
Contracts Secured by Used Manufactured Homes               26.32%

Land-and-Home Contracts                                    19.15%

Primary Residences                                         99.71%

Contracts originated in connection with the purchase
of the related Manufactured Home                           83.58%

Single Wide                                                47.27%
Double Wide                                                51.39%
Triple Wide                                                 1.20%

Quadruple Wide                                              0.14%


________________________________________________________________________________


    THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

           GEOGRAPHIC DISTRIBUTION
 _______________________________________
                            Total
          #      %         Current
 State  Loans   Pool       Balance

AL          8     .19       $186,714.29
AR         15     .43       $424,828.07
AZ          7     .25       $247,795.97
CA          1     .05        $45,838.93
CO         37     .92       $907,736.58
FL        206    7.35     $7,240,609.41
GA        331   10.24    $10,095,574.77
ID          1     .04        $40,000.00
IL          3     .08        $82,897.21
IN         17     .52       $509,876.38
KY          7     .18       $176,612.16
LA         69    1.71     $1,686,527.56
MD          3     .04        $41,813.02
ME         10     .32       $315,895.88
MI         30     .93       $916,021.15
MN        129    2.94     $2,892,876.00
MO          2     .06        $58,942.06
MS         20     .42       $414,835.89
NC        346   10.85    $10,695,339.67
NH          4     .11       $112,608.07
NM         56    1.80     $1,777,818.35
NY          9     .28       $274,286.06
OH         10     .24       $239,678.59
OK          5     .17       $170,590.31
OR          1     .03        $31,290.29
PA         34     .75       $740,120.08
SC        345   10.97    $10,814,798.35
TN         26     .74       $727,095.02
TX      1,417   46.15    $45,488,445.69
VA          5     .18       $178,241.19
WA          3     .12       $116,050.99
WI          2     .05        $49,114.11
WV         32     .87       $859,694.44
________________________________________
Total.. 3,191  100.00%   $98,560,566.54

========================================



              CURRENT CONTRACT AMOUNT
_________________________________________________________________
                                                    Total
             Current               #      %        Current
          Contract Amt.           Loan   Pool      Balance

         Balance <=   5,000           4    .02     $19,519.38
  5,000 < Balance <=  10,000        119   1.00    $984,791.18
 10,000 < Balance <=  15,000        268   3.41  $3,364,585.88
 15,000 < Balance <=  20,000        280   4.98  $4,907,324.11
 20,000 < Balance <=  25,000        371   8.60  $8,473,093.73
 25,000 < Balance <=  30,000        578  16.18 $15,945,140.36
 30,000 < Balance <=  35,000        513  16.91 $16,667,421.93
 35,000 < Balance <=  40,000        353  13.36 $13,166,050.95
 40,000 < Balance <=  45,000        228   9.82  $9,677,906.95
 45,000 < Balance <=  50,000        218  10.47 $10,320,856.99
 50,000 < Balance <=  55,000        117   6.19  $6,100,868.68
 55,000 < Balance <=  60,000         68   3.96  $3,905,875.63
 60,000 < Balance <=  65,000         39   2.48  $2,439,650.68
 65,000 < Balance <=  70,000         15   1.02  $1,000,450.94
 70,000 < Balance <=  75,000         10    .73    $722,875.61
 75,000 < Balance <=  80,000          3    .23    $231,601.50
 80,000 < Balance <=  85,000          3    .25    $248,433.89
 90,000 < Balance <=  95,000          1    .09     $92,625.00
 95,000 < Balance <= 100,000          3    .30    $291,493.15
_________________________________________________________________
Total.....                        3,191 100.00 $98,560,566.54
=================================================================

    THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

              ORIGINAL LTV RANGE
_________________________________________________________________
                                                    Total
               LTV                #      %         Current
              RANGE              Loan   Pool       Balance

  0.000 < LTV <=  50.000           102   1.65     $1,621,617.66
 50.000 < LTV <=  55.000            48   1.04     $1,023,848.93
 55.000 < LTV <=  60.000            72   1.55     $1,524,407.54
 60.000 < LTV <=  65.000            84   1.89     $1,860,947.47
 65.000 < LTV <=  70.000           121   3.15     $3,102,504.90
 70.000 < LTV <=  75.000           175   4.76     $4,691,994.65
 75.000 < LTV <=  80.000           252   7.70     $7,592,982.74
 80.000 < LTV <=  85.000           301   9.08     $8,947,998.19

 85.000 < LTV <=  90.000           438  14.21    $14,006,842.85
 90.000 < LTV <=  95.000           664  22.07    $21,757,034.24
 95.000 < LTV <= 100.000           934  32.90    $32,430,387.37
__________________________________________________________________
Total.....                       3,191 100.00%   $98,560,566.54
==================================================================


                        GROSS COUPON
  ________________________________________________________________
             Gross                                     Current
             Coupon             # Loans  % Pool        Balance

 7.00% < Gross Coupon <=  8.00%      5      .24         $235,759.19
 8.00% < Gross Coupon <=  9.00%    122     5.70       $5,619,306.76
 9.00% < Gross Coupon <= 10.00%    397    16.28      $16,050,270.96
10.00% < Gross Coupon <= 11.00%  1,360    45.13      $44,480,783.05
11.00% < Gross Coupon <= 12.00%    757    18.44      $18,176,650.71
12.00% < Gross Coupon <= 13.00%    192     5.34       $5,263,389.43
13.00% < Gross Coupon <= 14.00%     83     2.61       $2,570,723.01
14.00% < Gross Coupon <= 15.00%    115     2.97       $2,923,544.67
15.00% < Gross Coupon <= 16.00%    101     2.01       $1,980,906.51
16.00% < Gross Coupon <= 17.00%     50     1.07       $1,051,614.19
17.00% < Gross Coupon <= 18.00%      9      .21         $207,618.06
________________________________________________________________
Total.....                       3,191   100.00%     $98,560,566.54
================================================================


                    ORIGINAL MATURITY
___________________________________________________________________
                                                     Total
            Original              #      %          Current
            Maturity             Loan   Pool        Balance

30  < Original Maturity <=  40       1    .01         $13,287.88
40  < Original Maturity <=  50       2    .01         $14,700.39
50  < Original Maturity <=  60      41    .41        $405,698.63
70  < Original Maturity <=  80       3    .04         $39,169.35
80  < Original Maturity <=  90      78   1.19      $1,175,135.96
90  < Original Maturity <=  100     19    .26        $254,494.40
100 < Original Maturity <=  110      4    .08         $74,599.59
110 < Original Maturity <=  120    306   5.66      $5,582,486.75
130 < Original Maturity <=  140      1    .01         $11,475.69
140 < Original Maturity <=  150    167   3.12      $3,070,506.12
170 < Original Maturity <=  180    586  15.35     $15,125,940.46
190 < Original Maturity <=  200      1    .03         $27,465.95
230 < Original Maturity <=  240    763  25.08     $24,720,703.46
290 < Original Maturity <=  300    521  19.12     $18,841,585.18
350 < Original Maturity <=  360    698  29.63     $29,203,316.73
___________________________________________________________________
Total.....                       3,191 100.00%    $98,560,566.54
===================================================================


    THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                           REMAINING TERM
___________________________________________________________________


                                                     Total
                                  #      %          Current
         Remaining Term          Loan   Pool        Balance

 24 < Rem Term <=  36                3    .03         $28,318.53
 36 < Rem Term <=  48                4    .04         $39,714.23
 48 < Rem Term <=  60               43    .45        $443,343.47
 60 < Rem Term <=  72                7    .12        $120,385.67
 72 < Rem Term <=  84               77   1.14      $1,126,588.05
 84 < Rem Term <=  96               21    .31        $306,364.13
 96 < Rem Term <= 108                6    .09         $89,934.74
108 < Rem Term <= 120              302   5.63      $5,551,087.30
120 < Rem Term <= 132                2    .04         $44,153.48
132 < Rem Term <= 144              160   3.00      $2,954,116.49
144 < Rem Term <= 156                4    .15        $148,295.30
156 < Rem Term <= 168               11    .40        $396,233.37
168 < Rem Term <= 180              569  14.76     $14,546,426.41
204 < Rem Term <= 216                1    .03         $31,986.45
216 < Rem Term <= 228                6    .31        $301,215.63
228 < Rem Term <= 240              756  24.74     $24,387,501.38
276 < Rem Term <= 288                1    .03         $28,864.13
288 < Rem Term <= 300              520  19.09     $18,812,721.05
336 < Rem Term <= 348                2    .10         $94,076.56
348 < Rem Term <= 360              696  29.53     $29,109,240.17
___________________________________________________________________
Total.....                       3,191 100.00%    $98,560,566.54
===================================================================


                LOAN AGE IN MONTHS (Original - Remaining Term)
___________________________________________________________________


                                                     Total
                                  #      %          Current
       Age of Loan               Loan   Pool        Balance

  0 < Age <=  12                 3,147  98.86     $97,437,143.45
 12 < Age <=  24                    20    .67        $659,696.12
 24 < Age <=  36                    10    .25        $246,401.91
 36 < Age <=  48                     3    .05         $51,165.78
 48 < Age <=  60                     7    .12        $119,531.05

 72 < Age <=  84                     2    .02         $22,074.00
 84 < Age <=  96                     1    .01          $7,730.26
120 < Age <= 132                     1    .02         $16,823.97
___________________________________________________________________
Total.....                       3,191 100.00%    $98,560,566.54
===================================================================

    THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.